UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

ENDI CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-56469	87-4284605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Old Brick Rd., Suite 115
Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

(434) 336-7737
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2023, ENDI Corp.  (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). A total of 4,633,590 shares of the Company’s Class A common stock and 1,800,000 shares of the Company’s Class B common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 11, 2023, are as follows:

Proposal 1. At the Annual Meeting, five nominees for director were elected to serve for a one-year term ending at the Company’s 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Holders of the Company’s Class A common stock elected two directors (Steven Kiel and Abigail Posner) and the holder of the Company’s Class B common stock elected three directors (David Sherman, Thomas McDonnell and Mahendra Gupta).  The result of the votes to elect the five nominees were as follows:

Class A Common Stock Directors	For	Against	Abstain	Broker Non-Votes
Steven Kiel	3,915,651	12,491	2,477	702,971
Abigail Posner	3,920,906	7,236	2,477	702,971

Class B Common Stock Directors	For	Against	Abstain	Broker Non-Votes
David Sherman	1,800,000	0	0	0
Thomas McDonnell	1,800,000	0	0	0
Mahendra Gupta	1,800,000	0	0	0

Proposal 2. At the Annual Meeting, the stockholders approved the ratification of the appointment of Brown, Edwards & Company, LLP (“Brown Edwards”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The result of the votes to approve Brown Edwards was as follows:

For	Against	Abstain	Broker Non-Votes
6,405,918	3,202	24,470	0

Proposal 3. At the Annual Meeting, the stockholders approved the ENDI Corp. 2022 Omnibus Equity Incentive Plan (the “2022 Plan”). The result of the votes to approve the 2022 Plan was as follows:

For	Against	Abstain	Broker Non-Votes
5,696,517	14,931	19,171	702,971

Proposal 4. At the Annual Meeting, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The result of the votes to approve the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
5,699,318	12,127	18,808	703,337

Proposal 5. At the Annual Meeting, the stockholders approved, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation. The result of the votes to approve the three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation was as follows:

1 Year	2 Years	3 Year	Abstain
369,880	3,892	5,331,035	25,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDI CORP.
Date: May 22, 2023	/s/ David Sherman
David Sherman
Chief Executive Officer